UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): May 4, 2009

Centene Corporation

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(Exact Name of Registrant as Specified in Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-31826 ------------------- (Commission File Number)	42-1406317 --------------------------- (I.R.S. Employer Identification Number)

7711 Carondelet Avenue, Suite 800 St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63105 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 725-4477

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)  Eric R. Slusser, Executive Vice President and Chief Financial Officer, has assumed the role of Executive Vice President, International Development, effective as of May 4, 2009. William N. Scheffel, Executive Vice President, Specialty Business Unit, has assumed the role of Executive Vice President, Chief Financial Officer and Treasurer, effective as of May 4, 2009.

Mr. Scheffel’s biographical information is included Centene’s proxy statement on Schedule 14A filed with the SEC on March 13, 2009 and is incorporated herein by reference. Mr. Scheffel does not have any family relationships with any of the Company’s directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date: May 8, 2009	By:	/s/ Keith H. Williamson
Keith H. Williamson
Senior Vice President, Secretary and General Counsel